UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Series Supplement dated July 1, 2005 to a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S5)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                333-106093               75-2006294
          --------                ----------               ----------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)          File Number)          Identification No.)

8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code, is (952) 857-7000

                         Exhibit Index located on Page 5

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.   Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Funding Mortgage Securities I, Inc. will file concurrently with, or subsequent to the filing of this Current Report on Form 8-K, a prospectus dated December 23, 2004 (the "Base Prospectus") and will file a prospectus supplement dated July 28, 2005 (the "Prospectus Supplement" and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2005 S5. PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as exhibit 23.1.



* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

Item 7.  Financial Statement and Exhibits

Information and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits:

        23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of Assured Guaranty Corp. (formerly known as ACE Guaranty Corp.) and subsidiaries ("Assured Guaranty") with respect to (a) the incorporation by reference in the Prospectus Supplement of their report dated March 9, 2005, on the audit of the consolidated financial statements of Assured Guaranty for the year ended December 31, 2004 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


                                 By:     /s/ Heather Anderson
                                 Name:   Heather Anderson
                                 Title:  Vice President
Dated: August 1, 2005

                                  Exhibit Index

Exhibit                                                            Page
23.1    Consent of PricewaterhouseCoopers LLP                       6

                                  EXHIBIT 23.1
                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in the Prospectus Supplement of RFMSI Series 2005-S5 Trust Mortgage Pass-Through Certificates, Series 2005-S5, comprising part of the Registration Statement (No. 333-106093) of Residential Funding Mortgage Securities I, Inc. of our report dated March 9, 2005, relating to our audits of the consolidated financial statements of Assured Guaranty Corp. (formerly known as ACE Guaranty Corp.), which appears as Exhibit
99.1 in Assured Guaranty Ltd's Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.





                                            /s/ PricewaterhouseCoopers LLP


New York, New York
July 26, 2005